For Immediate Release
For more information, contact:
James J. Burke
Standard Motor Products, Inc.
(718) 392-0200

Jennifer Tio
Maximum Marketing Services, Inc.
(312) 226-4111 x2449
Jennifer.tio@maxmarketing.com

Standard Motor Products, Inc. Announces
First Quarter 2010 Results and a Quarterly Dividend

New York, NY, May 5, 2010......Standard Motor Products, Inc. (NYSE: SMP), an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months ending March 31, 2010.

Consolidated net sales for the first quarter of 2010 were $179.4 million, compared to consolidated net sales of $172.2 million during the comparable quarter in 2009.  Earnings from continuing operations for the first quarter of 2010 were $2.9 million or 13 cents per diluted share, compared to $787 thousand or 4 cents per diluted share in the first quarter of 2009. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the first quarter of 2010 were $3.1 million or 14 cents, compared to $1.3 million or 7 cents per diluted share in the first quarter of 2009.

37-18 Northern Blvd., Long Island City, NY  11101
(718) 392-0200
www.smpcorp.com

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products’ Chairman and Chief Executive Officer, stated, “The positive sales trend that we saw in the latter part of 2009 continued through the first quarter of 2010. Excluding the $6.7 million volume from our European distribution business, which we divested in November of 2009, first quarter sales were 8.4% ahead of the first quarter of 2009. Breaking it down still further, Engine Management sales were up 10.3% while Temperature Control sales, where the season has not yet really begun, was flat.

“Overall, the aftermarket appears quite healthy, and we are seeing Engine Management increases in all three channels of our business—traditional, retail, and OE/OES. The positive sales trend continued into April.

“One of our strategic goals is to increase production in low cost countries. Our facilities in Mexico and Poland are doing well, and we continue to add product lines to them. They now represent over 50% of our total production hours, and we anticipate additional growth in the future.

“Further, we have announced plans to consolidate two of our smaller facilities this year and relocate their operations to other existing locations. Our electronics operation in Hong Kong will be merged with our electronics facility in Orlando, Florida, while our Hayden fan clutch operation in California is moving to our Four Seasons factory in Grapevine, Texas. The combined savings of the two moves is estimated at $4 million annually, with one time costs of $4 million. We expect that the moves will be completed by year-end.”

The Board of Directors has approved payment of a quarterly dividend of five cents per share on the common stock outstanding. The dividend will be paid on June 1, 2010 to stockholders of record on May 14, 2010.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday, May 5, 2010.  The dial in number is 800-895-1549 (domestic) or 785-424-1057 (international). The playback number is 800-839-5109 (domestic) or 402-220-2688 (international). The conference ID # is STANDARD.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

###

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED
	MARCH 31,
	2010	2009
	(Unaudited)
NET SALES	$179,351	$172,222

COST OF SALES	135,533	131,329

GROSS PROFIT	43,818	40,893

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	36,665	36,019
RESTRUCTURING AND INTEGRATION EXPENSES	753	1,163

OPERATING INCOME	6,400	3,711

OTHER INCOME, NET	398	105

INTEREST EXPENSE	1,864	2,477

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	4,934	1,339

INCOME TAX EXPENSE	2,067	552

EARNINGS FROM CONTINUING OPERATIONS	2,867	787

DISCONTINUED OPERATION, NET OF TAX	(496)	(260)

NET EARNINGS	$2,371	$527

NET EARNINGS PER COMMON SHARE:

BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.13	$0.04
DISCONTINUED OPERATION	(0.02)	(0.01)
NET EARNINGS PER COMMON SHARE - BASIC	$0.11	$0.03

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.13	$0.04
DISCONTINUED OPERATION	(0.02)	(0.01)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.11	$0.03

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	22,414,311	18,596,218
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,495,888	18,596,218

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)
	THREE MONTHS ENDED
	MARCH 31,
	2010	2009

EARNINGS FROM CONTINUING OPERATIONS
GAAP EARNINGS FROM CONTINUING OPERATIONS	$2,867	$787
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	452	707
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	47	-
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(273)	(157)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$3,093	$1,337

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS
GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.13	$0.04
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	0.02	0.04
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	-	-
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(0.01)	(0.01)

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.14	$0.07

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS  AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	March 31,	December 31,
	2010	2009
	(Unaudited)

ASSETS

CASH	$14,734	$10,618

ACCOUNTS RECEIVABLE, GROSS	150,062	131,785
ALLOWANCE FOR DOUBTFUL ACCOUNTS	7,674	6,962
ACCOUNTS RECEIVABLE, NET	142,388	124,823

INVENTORIES	210,090	199,752
ASSETS HELD FOR SALE	433	1,405
OTHER CURRENT ASSETS	27,778	27,616

TOTAL CURRENT ASSETS	395,423	364,214

PROPERTY, PLANT AND EQUIPMENT, NET	61,967	61,478
GOODWILL AND OTHER INTANGIBLES	13,240	13,805
OTHER ASSETS	42,930	44,962

TOTAL ASSETS	$513,560	$484,459

LIABILITIES AND STOCKHOLDERS' EQUITY

NOTES PAYABLE	$75,707	$58,430
CURRENT PORTION OF LONG TERM DEBT	81	67
ACCOUNTS PAYABLE TRADE	69,826	54,381
ACCRUED CUSTOMER RETURNS	26,306	20,442
OTHER CURRENT LIABILITIES	59,819	71,303

TOTAL CURRENT LIABILITIES	231,739	204,623

LONG-TERM DEBT	17,703	17,908
ACCRUED ASBESTOS LIABILITY	24,472	24,874
OTHER LIABILITIES	43,397	43,176

TOTAL LIABILITIES	317,311	290,581

TOTAL STOCKHOLDERS' EQUITY	196,249	193,878

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$513,560	$484,459

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)

	THREE MONTHS ENDED
	March 31,
	2010		2009
	(Unaudited)
Revenues
Engine Management	$137,097		$124,313
Temperature Control	40,015		40,260
Europe	-		6,721
All Other	2,239		928
	$179,351		$172,222

Gross Margin
Engine Management	$33,134	24.2%	$30,525	24.6%
Temperature Control	8,253	20.6%	6,247	15.5%
Europe	-		1,828	27.2%
All Other	2,431		2,293
	$43,818	24.4%	$40,893	23.7%

Selling, General & Administrative
Engine Management	$23,154	16.9%	$22,002	17.7%
Temperature Control	7,909	19.8%	7,384	18.3%
Europe	-		1,583	23.6%
All Other	5,602		5,050
	36,665	20.4%	36,019	20.9%
Restructuring & Integration	753	0.4%	1,163	0.7%
	$37,418	20.8%	$37,182	21.6%

Operating Profit
Engine Management	$9,980	7.3%	$8,524	6.9%
Temperature Control	345	0.9%	(1,138)	-2.8%
Europe	-		244	3.6%
All Other	(3,172)		(2,756)
	7,153	4.0%	4,874	2.8%
Restructuring & Integration	753	0.4%	1,163	0.7%
	$6,400	3.6%	$3,711	2.1%